OBITX, INC.

Subscription Agreement

The undersigned subscriber (the “Subscriber”) acknowledges having had the opportunity to review the books and records of OBITX, Inc., (the “Company”) desires to subscribe for shares of common stock of the Company.  The Subscriber hereby subscribes for that number of shares of common stock of the Company (“Shares”) and on the terms as indicated below and subject to the provisions of the Certificate of Incorporation and Bylaws of the Company.

Subscription Information

Name and Mailing Address of Subscriber:

Facsimile Number:

Name and Address for Share Registration (if different):

Amount of Subscription:                                                         # of Shares                  Total Price

Common Stock ($.0001 per share)                                                                            $

Total Subscription Amount                                                                                     $

Name of Beneficial Owners represented by Subscriber (if Subscriber is acting in any sort of nominee or fiduciary capacity):

Subscriber Representation

The Subscriber represents and warrants that:

  The Subscriber’s execution, delivery and performance of this Agreement has been duly authorized by Subscriber has all requisite power and authority to enter into this Agreement, and such execution, delivery and performance is not in contravention of or in conflict with any law or regulation of the United States, or any political subdivision thereof, or any agreement or document binding upon the Subscriber.  This Agreement, when delivered, will be the valid, binding and legally enforceable obligation of the Subscriber in accordance with its terms.

  The Subscriber is an “Accredited Investor” as defined in Rule 501(a) of the Securities Act of 1933, as amended (the “Securities Act”).

  The Subscriber has not been formed for the specific purpose of acquiring their portion of the Common Stock and each is acquiring the Common Stock for such Purchaser’s own account, not as a nominee or agent and without a view to or for sale in connection with any distribution thereof.

  The Subscriber understands that (i) the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or any applicable state securities laws, (ii) the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and such state laws, (iii) the Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect.

  The Subscriber understands that the exemption from registration afforded by Rule 144 under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis of sales of Shares in limited amounts under certain conditions and in unlimited amounts under certain conditions.

  The Subscriber understands that no public market now exist for any of the securities issued by the Company and that there is no assurance that a public market will ever exist for the securities of the Company.

  The Subscriber has had a full opportunity to request from the Company and to review and has reviewed all information which it deems relevant in making  decision to purchase the Shares.

OBITX, INC.

INDIVIDUAL SIGNATURE PAGE

Your signature on this Individual Signature Page evidences the agreement by you to be bound by the Subscription Agreement and Shareholders Agreement.

1. The undersigned hereby represents that (a) the information contained in this Subscription Agreement is complete and accurate and (b) the undersigned will notify Alex Mardikian, Company Secretary (321.802.2474), immediately if any material change in any of this information occurs before the acceptance of the undersigned ‘s subscription and will promptly send the Company written confirmation of such change.

2. The undersigned hereby certifies that he or she has read and understands this Subscription Agreement and Shareholders Agreement.

IN WITNESS WHEREOF, THE Subscriber has executed this Subscription Agreement this ___ day of __________ 2017.

I.             Number of Shares

                Aggregate Subscription Price: $

                Business Name or Name of Individual:

                                                             Address:

                If individual, age:

                Telephone Number(s): Residence:                                     Business:

                Federal Tax I.D. or Social Security Number:

                                                                                                                (Signature)

                                                                                (Printed or typed name and Title)

                                                                                (Second signature-required if Shares held in more than one name)

Subscription for Shares

is hereby accepted by the
Company this ____ day of

__________, 2017

OBITX, INC.

By:

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